ROBERTSON STEPHENS MUTUAL FUNDS
The Emerging Growth Fund
Annual Report
December 31, 1997
[GRAPHIC]
Emerging Growth

THE EMERGING GROWTH FUND ANNUAL REPORT

January 30, 1998

FELLOW SHAREHOLDER:


First I want to thank you for being a shareholder in the Robertson Stephens Funds. All of us here appreciate your support.

As you probably already know, 1997 was an outstanding year for most categories of equity investing with the notable exception of stocks of Asian companies.
The year also brought very high market volatility especially in shares of smaller companies, but investors who stayed the course were well rewarded. Yet as I review the timing and level of redemptions out of our fund complex and other fund complexes, I am acutely aware that many investors do not stay the course, and instead sell during market declines worrying that the market will go even lower. An important study done in 1997 by an independent consulting group (DALBAR, Inc.) studying mutual fund investors from 1984-1996 concluded that the average investor in equity mutual funds had given up between 1/3 to 2/3 of available returns by selling at the wrong times and reinvesting after the market had significantly recovered. This slippage in performance is very significant and obviously needs to be avoided. Developing a financial plan and sticking to it are the centerpieces for achieving expected returns.

We have put some free tools in place for your convenience to help an investor stay the course or just stay up to date with fund activity. First, the portfolio managers of each fund regularly update a recorded message. These "hotline" messages are accessible for current investors through our toll free number (1-800-766-3863) and our Web site (www.rsim.com) and are updated especially during times of significant market volatility. Additionally, we also conduct monthly conference calls with our portfolio managers and provide detailed quarterly summaries on each of our equity mutual funds, all of which can also be accessed on our Web site.

Over the past few years we have introduced several funds that have the objective of global investing. In 1998 we plan to introduce a new fund - a broadly diversified large-cap international fund that is designed to be a core holding. This fund will seek to outperform the benchmark indexes through the application of an investment discipline based on Economic Value Added (EVA). This methodology focuses on studying the level of incremental returns on capital that
companies can earn with their free cash flow.   Though we have successfully used
EVA analysis for years in some of our funds, this is a little used methodology in the mutual fund industry. We believe this methodology sets us apart and that our technological advances help to give our portfolio managers an edge in picking winning stocks. We are quite enthusiastic about this future fund offering.

At Robertson Stephens Funds we continually work on making our investment process better to pursue the goal of outstanding risk adjusted rates of return. One of the areas we focused on in 1997 and will continue to focus on in the future is the use of technologies that help us become better investors. In that regard we added several new exciting technology tools in 1997. As very significant shareholders of our own funds we look forward to seeking excellent returns with you in 1998 and beyond. We believe in the old adage of "Eating your own cooking."

If you have any questions or suggestions please drop me a note or send me an E-mail message.

Again, thank you for your support.

/s/ G. Randy Hecht

G. RANDY HECHT
President
Robertson Stephens Funds
randy_hecht@rsco.com


Information contained herein relating to the new international fund is subject to completion or amendment. A registration statement relating to the fund's securities has been filed with the Securities and Exchange Commission. The fund's securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This letter shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the fund's securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state. A prospectus regarding the new fund is available from BancAmerica Robertson Stephens; an investor should read that prospectus carefully before investing.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

FUND HIGHLIGHTS


ACQUISITION
BankAmerica Corporation's acquisition of Robertson, Stephens & Company became effective October 1, 1997. The investment management activity for both organizations has been placed under the leadership of Randy Hecht, President of Robertson Stephens Investment Management (RSIM) since 1989. We believe this is a strong commitment to honor the unique culture which remains at the heart of RSIM's success, and we look forward to the ability to expand our global capabilities and resources as a result of this partnership.


FUND PHILOSOPHY


The Robertson Stephens Emerging Growth Fund seeks capital appreciation by investing primarily in small, rapidly growing companies. The Fund is actively managed, involving hands-on fundamental research that includes extensive travel and visits with company managements. The Fund seeks to invest in companies that are growing at least 20% annually, are market share leaders, and are managed by executives who can leverage a competitive advantage and consistently execute in today's business environment. The Fund is intended for investors with long-term investment goals.


CONTENTS


Fund Highlights  1
Report to Shareholders  2
Fund Performance - Class A Shares  5
Portfolio Summary  6
Fund Performance - Class C Shares  7
Schedule of Investments  8
Statement of Assets and Liabilities  15
Statement of Operations  16
Statement of Changes in Net Assets  17
Financial Highlights - Class A Shares  18
Financial Highlights - Class C Shares  19
Notes to Financial Statements  20
Report of Independent Accountants  24
Administration  24

THE EMERGING GROWTH FUND ANNUAL REPORT

[PHOTO]

FUND MANAGER
Jim Callinan
Portfolio Manager
The Robertson Stephens
Emerging Growth Fund

DEAR SHAREHOLDER:


The Robertson Stephens Emerging Growth Fund (Class A) returned 18.54% for the one-year period ended December 31, 1997, compared to 12.95% for the Russell 2000 Growth Index. The Fund's Class C shares had a return of 23.80% since their inception on May 8, 1997.

This past year was marked by large upward stock price movements and heart-wrenching declines. Such volatility makes it difficult to identify sectors which positively impacted the Fund's performance.

SMALL VS. LARGE CAP

1997 marked the fourth consecutive year in which smaller company stocks have underperformed the larger stock market averages. There are several factors behind this trend.

First, over the past three years, large companies have sustained very high earnings growth rates by deploying ample cash flows to make acquisitions and to repurchase shares. Acquisitions of related companies and stock buyback programs tend to increase the earnings per share for these larger companies, but we see this as financial engineering and prefer to find small companies with rapid, internal revenue growth.

Another factor giving the edge to larger companies is the technology sector's maturation in established industry segments such as semiconductors, software and networking equipment. From 1991 to 1997, technology firms fueled small company performance, but at the same time grew from under 10% to as high as 50% of the U.S. industrial economy. Microsoft, which as recently as 1993 was considered an underdog to IBM, is now one of the largest market value companies in the

"WE SAW GREAT OPPORTUNITY FOR THE FUND DURING THE LAST TECHNOLOGY PRODUCT CYCLE..."

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

U.S., and also one of the most profitable. These large technology firms have come to dominate the emerging product segments which were the former playing field of venture capitalists and small start up companies.
The large inflow of assets into mutual fund firms has placed a premium on the shares of large, liquid (in terms of the ability to trade numerous shares per day) companies. This third factor has had the most recent impact but is the most encouraging for small stock owners. Ultimately, we believe this new money will eventually seek out the faster internally generated revenue and earnings growth of small firms which are at valuation levels on a par with the largest of U.S. companies today.

TECHNOLOGY
We saw great opportunity for the Fund during the last technology product cycle, which produced the construction of a worldwide data communications network; the refinement of the personal computer from a productivity tool to a communication device; and the digitization of countless electro-mechanical functions. The proliferation and expansion of these high technology products will force a shift from a product to a service orientation. Our Fund's objective is to search out and invest in those companies which take advantage of the emerging needs or changes which this revolutionary product expansion has created.
The Internet is just one example of a brand new sector which has emerged by taking advantage of this new technology. In mid-1996, we purchased EXCITE, INC.
(XCIT), an Internet search engine at prices which were below the last round of venture financing. Excite is benefiting from the acceptance and increase in advertising spending on the Internet. Since our initial purchase, Excite has increased more than five-fold. Our other current holdings related to the Internet include CHECK POINT SOFTWARE TECHNOLOGIES, LTD. (CHKPF), which provides firewalls, security and bandwidth management software for corporate Internet connections; and NETWORK SOLUTIONS (NSOL), which provides the Internet domain names such as .com, .org, .net and .edu for the web. These holdings represent various ways to exploit the already robust infrastructure of the Internet.

Another technology service which we believe will grow even larger as a percentage of total corporate information technology spending is systems integration and contract programming consulting. Corporate Information Technology (IT) departments are overwhelmed in keeping up with the rapid pace of new technology. The stakes are even higher with the onset of the Internet which has revenue and customer implications, and thus IT staffs must prioritize these new applications without enough expertise. As these trends tap scarce internal labor resources, we feel the year 2000 conversion problem will create a windfall
for IT staffing and software conversion products.   Companies which we own
include IT contract programmers such as COMPUTER HORIZONS (CHRZ), KEANE (KEA), ECSOFT GROUP PLC, ADR (ECSGY), and IT staffing firms such as ROMAC INTERNATIONAL
(ROMC), MASTECH (MAST), INFORMATION MANAGEMENT RESOURCES, INC. (IMRS) and CIBER, INC. (CBR).

CYCLICAL INDUSTRIES
Cyclical industries such as real estate, regional airlines, and lodging are
experiencing a resurgence and our Fund has invested in these areas.   Real
estate markets are in the early stages of a bull phase after a bear market which lasted from 1987 to 1994. We own several real estate brokers who benefit from rising rents, building prices and very high Real Estate Investment Trust (REIT) volumes. One of our holdings, CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
(CBCG) is heavily weighted toward sales and leasing transactions, while another, LASALLE PARTNERS (LAP), is a property manager with many undervalued real estate investments. As REITs continue their increasing ownership share, a great many of these building sales should pass through several of our companies.

Regional airlines are benefiting from three factors: a cyclical economic strength, a secular change in the structure of the airline industry, and a resulting upgrade in equipment. Cyclically, regional airlines are benefiting

THE EMERGING GROWTH FUND ANNUAL REPORT

from high passenger volume and low fuel costs. Secularly, the major carriers are ceding more "spokes" to the regionals who are also being allowed to upgrade from twin engine turbo props to jets. Passenger volume is improving as business travelers are more comfortable flying on jets than on props. These jets have 50 seats as opposed to 20-30 on the props and the turnaround time is 30-40% faster. The major airlines are allowing this because they are finding that 737s cannot economically serve many of the spokes which feed their hubs. These regional airlines carry the brand name of the major airline they feed and thus have a temporary competitive advantage.

We believe our Fund's advantage is our focused effort in research. Our team of five analysts have matured over the past 18 months and their biases are becoming well known by all members of the Growth Group. These factors are important, because as teams learn more about their own process dynamics, they begin to self correct errors in judgment before bad decisions are made. In our second full year, we are encouraged that our research is having a very positive impact on the Fund.

We must reiterate that we believe small company, emerging growth stocks are undervalued relative to the overall stock market. Research shows us that small companies are as inexpensive today on a relative price-to-earnings multiple as they were in 1990. In addition, today's larger capitalization indices are primarily driven by index and pension funds. Evidence of this is that the top 15 or 20 institutional owners of Microsoft are state government retirement agencies such as CALPERS, State of New York, and State of Ohio Teachers. Gone from the top 20 are the early large capitalization investors who understood what Microsoft did and why they were successful. Index funds will sell Microsoft only if its weighting in the index falls materially, and when this trend begins,
it will take a long time to reverse.   Therefore, we do not want to be large
capitalization investors; instead, we continue to actively pursue new ideas, trends and industries which will do well when the time for small company growth stocks comes.

We thank you for your investment and hope you will remain committed investors in The Robertson Stephens Emerging Growth Fund.

Sincerely,

/s/ James L. Callinan

JAMES L. CALLINAN

Portfolio Manager
January 13, 1998

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR PORTFOLIO MANAGER HOTLINE AT 1-800-766-3863.

[PHOTO]



INVESTMENT MANAGEMENT

G. RANDY HECHT
President
Robertson Stephens
Funds
randy_hecht@rsco.com

INVESTMENT TEAM

RESEARCH
Catherine Baker
Rod Berry
Stephen Bishop
Susan Richardson
Rob Zidar

TRADING
Bill Reinsberg

SENIOR TRADER
Catherine O'Neill

ADMINISTRATION
Nancy Mayer

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

FUND PERFORMANCE - CLASS A SHARES


Results of a hypothetical $10,000 investment in The Robertson Stephens Emerging Growth Fund, the S&P 500 Index(1), and the Russell 2000 Growth Index(2)
IF INVESTED ON NOVEMBER 30, 1987(3)

[GRAPH]


CUMULATIVE TOTAL RETURNS

                                                                      EMERGING GROWTH             S&P 500        RUSSELL 2000
FOR THE PERIOD ENDED 12/31/97                                                    FUND               INDEX(1)     GROWTH INDEX(2)
--------------------------------------------------------------------------------------------------------------------------------
Since inception (11/30/87)(3)                                                  606.33%             464.80%             291.47%
--------------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

                                                                      EMERGING GROWTH             S&P 500        RUSSELL 2000
FOR THE PERIODS ENDED 12/31/97                                                   FUND               INDEX(1)     GROWTH INDEX(2)
--------------------------------------------------------------------------------------------------------------------------------
One year                                                                        18.54%              33.34%              12.95%
--------------------------------------------------------------------------------------------------------------------------------
Three years                                                                     20.12%              31.14%              18.09%
--------------------------------------------------------------------------------------------------------------------------------
Five years                                                                      14.94%              20.25%              12.74%
--------------------------------------------------------------------------------------------------------------------------------
Ten years                                                                       18.80%              18.03%              13.49%
--------------------------------------------------------------------------------------------------------------------------------
Since inception (11/30/87)(3)                                                   21.37%              18.71%              14.48%

(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(2) The Russell 2000 Growth Index is a market capitalization-weighted index composed of 2,000 U.S. companies with a greater-than-average growth orientation and market capitalizations ranging from $40 million to $450 million. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(3)  Date that the Fund's Class A shares were first offered to the public.

     Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

     Investing in smaller companies may involve risks such as less publicly available information than larger companies, volatility, and illiquidity.

THE EMERGING GROWTH FUND ANNUAL REPORT

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1997

[CHART]

TOP TEN HOLDINGS

1.
ECSOFT GROUP PLC, ADR (2.54%)
Provides information technology consulting, applications development, and system integration services to large European-based companies and organizations.

2.
GEMSTAR INTERNATIONAL GROUP, LTD. (1.83%)
Develops, markets and licenses proprietary technologies and systems that simplify and enhance the viewing and recording of video and television programming.

3.
EDUCATION MANAGEMENT CORPORATION (1.72%)
Provides proprietary post-secondary education in the United States.

4.
SAVILLE SYSTEMS IRELAND PLC, ADR (1.69%)
Develops customer billing systems for service providers in the global telecommunications industry.

5.
CHECK POINT SOFTWARE TECHNOLOGIES, LTD. (1.67%)
Develops, markets and supports network security software products that enable secure and manageable connectivity.

6.
STEINER LEISURE, LTD. (1.67%)
Provides hair, beauty, massage and fitness services, plus skin and haircare products for cruise ships worldwide.

7.
CITRIX SYSTEMS, INC. (1.57%)
Supplies multi-user application server products that enable the effective and efficient enterprise-wide deployment of applications designed for "Windows" operating systems.

8.
INFORMATION MANAGEMENT RESOURCES, INC. (1.55%)
Provides applications software outsourcing solutions for the information technology departments of large businesses with intensive information processing needs.

9.
LAMAR ADVERTISING COMPANY, CLASS A (1.44%)
Owns and operates outdoor advertising structures.

10.
CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC. (1.41%)
Provides commercial real estate services, such as property management, real estate market research, mortgage banking, and property appraisals.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

FUND PERFORMANCE - CLASS C SHARES


Results of a hypothetical $10,000 investment in The Robertson Stephens Emerging Growth Fund, the S&P 500 Index(1), and the Russell 2000 Growth Index(2)
IF INVESTED ON MAY 8, 1997(3)

[GRAPH]


CUMULATIVE TOTAL RETURNS
                                                  EMERGING GROWTH     EMERGING GROWTH             S&P 500        RUSSELL 2000
FOR THE PERIOD ENDED 12/31/97                                FUND              FUND(4)              INDEX(1)     GROWTH INDEX(2)
--------------------------------------------------------------------------------------------------------------------------------
Since inception (5/8/97)(3)                                 24.80%              23.80%              19.66%              19.09%
--------------------------------------------------------------------------------------------------------------------------------


(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(2) The Russell 2000 Growth Index is a market capitalization-weighted index composed of 2,000 U.S. companies with a greater-than-average growth orientation and market capitalizations ranging from $40 million to $450 million. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(3)  Date that the Fund's Class C shares were first issued to the public.

(4) Reflects the 1% contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.

     Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

     Investing in smaller companies may involve risks such as less publicly available information than larger companies, volatility, and illiquidity.

THE EMERGING GROWTH FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS



DECEMBER 31, 1997                                                                                  SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------------
AIRLINES -  3.0%
Atlantic Coast Airlines, Inc.                                                                      93,600       $   2,971,800
Comair Holdings, Inc.(1)                                                                           57,500           1,387,188
Mesaba Holdings, Inc.                                                                              50,000           1,300,000
Midwest Express Holdings, Inc.                                                                     48,100           1,866,881
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    7,525,869
-----------------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES - 6.9%
Accustaff, Inc.                                                                                    80,000           1,840,000
AHL Services, Inc.                                                                                 35,200             866,800
CSG Systems International, Inc.                                                                    15,000             600,000
Franchise Mortgage Acceptance Company LLC                                                          11,800             216,825
Hall, Kinion & Associates, Inc.                                                                    62,700           1,371,562
Interim Services, Inc.                                                                             70,000           1,811,250
Knoll, Inc.                                                                                        55,000           1,766,875
Labor Ready, Inc.                                                                                  90,000           1,732,500
MAXIMUS, Inc.                                                                                      70,800           1,712,475
Profit Recovery Group International, Inc.                                                          70,600           1,253,150
PRT Group, Inc.                                                                                    11,200             127,400
Romac International, Inc.                                                                         110,500           2,700,344
Select Appointments Holdings PLC, ADR(1),(5)                                                       61,700           1,126,025
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   17,125,206
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 2.1%
Boron, LePore & Associates, Inc.                                                                   25,000             687,500
Bright Horizons, Inc.                                                                               8,100             151,875
E*TRADE Group, Inc.                                                                                10,000             230,000
Preview Travel, Inc.                                                                               15,100             114,194
Steiner Leisure, Ltd.                                                                             134,400           4,149,600
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    5,333,169
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 13.8%
Arbor Software Corporation                                                                         10,000             405,000
Aspect Development, Inc.                                                                           34,600           1,799,200
Avant! Corporation                                                                                 20,000             335,000
CBT Group PLC, ADR(5)                                                                              10,000             821,250
Check Point Software Technologies, Ltd.                                                           102,200           4,164,650
Citrix Systems, Inc.                                                                               51,400           3,906,400
Crystal Systems Solutions, Ltd.                                                                    18,000             459,000
FileNet Corporation                                                                                10,000             301,250
FlexiInternational Software, Inc.                                                                   6,100              94,550
Gartner Group, Inc.                                                                                20,000             745,000
Harbinger Corporation                                                                              10,000             281,250
HNC Software, Inc.                                                                                 25,000           1,075,000
International Network Services                                                                     10,000             231,250


The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

DECEMBER 31, 1997                                                                                  SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - CONTINUED
INTERSOLV, Inc.                                                                                    44,000       $     891,000
J.D. Edwards & Company                                                                             10,000             295,000
Legato Systems, Inc.                                                                               35,000           1,540,000
Netscape Communications Corporation                                                                25,000             609,375
Omega Research, Inc.                                                                              100,000             537,500
Pervasive Software, Inc.                                                                           84,100             609,725
Pegasus Systems, Inc.                                                                              33,000             490,875
Platinum Technology, Inc.                                                                          76,500           2,161,125
Radiant Systems, Inc.                                                                              91,500           2,607,750
RealNetworks, Inc.                                                                                 27,200             377,400
Saville Systems Ireland PLC, ADR(5)                                                               101,700           4,220,550
Security Dynamics Technologies, Inc.                                                               35,000           1,251,250
Smallworldwide PLC, ADR(5)                                                                         83,900           1,835,313
Software AG Systems, Inc.                                                                          37,500             543,750
Transaction Systems Architects, Inc., Class A                                                      17,800             676,400
TSI International Software, Ltd.                                                                   92,500             878,750
The Vantive Corporation                                                                            10,000             252,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   34,397,063
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER/SPECIALTY RETAIL - 6.6%
800-JR Cigar, Inc.                                                                                110,900           2,772,500
Amazon.com, Inc.                                                                                   10,000             602,500
American Coin Merchandising, Inc.                                                                  53,800             948,225
Coldwater Creek, Inc.                                                                              10,000             337,500
Concepts Direct, Inc.                                                                              38,200             802,200
DM Management Company                                                                              23,500             367,187
Fossil, Inc.                                                                                       49,000           1,225,000
Gadzooks, Inc.                                                                                     55,000           1,155,000
Hibbet Sporting Goods, Inc.                                                                        40,000             880,000
NBTY, Inc.                                                                                         37,500           1,251,562
Novel Denim Holdings, Ltd.                                                                         67,100           1,342,000
ONSALE, Inc.                                                                                       58,000           1,044,000
Rocky Shoes & Boots, Inc.                                                                          40,800             622,200
Sotheby's Holdings, Inc., Class A(1)                                                               75,000           1,387,500
Tefron, Ltd.                                                                                       50,000           1,150,000
THQ, Inc.                                                                                          20,000             460,000
Tropical Sportswear International Corporation                                                       9,000              90,000
U.S. Home & Garden, Inc.                                                                           29,700             122,513
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   16,559,887
-----------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

THE EMERGING GROWTH FUND ANNUAL REPORT

DECEMBER 31, 1997                                                                                  SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
DATA COMMUNICATIONS/TELECOMMUNICATIONS - 6.2%
Advanced Fibre Communications, Inc.                                                                30,000       $     873,750
Brightpoint, Inc.                                                                                  80,000           1,110,000
CellStar Corporation                                                                               73,800           1,466,775
Digital Microwave Corporation                                                                      40,000             580,000
Excel Switching Corporation                                                                         4,300              76,862
GeoTel Communications Corporation                                                                  81,900           1,279,687
Lightbridge, Inc.                                                                                 143,000           2,717,000
LCC International, Inc., Class A                                                                  118,400           1,716,800
REMEC, Inc.                                                                                        45,800           1,030,500
Sawtek, Inc.                                                                                       54,000           1,424,250
Tekelec, Inc.                                                                                      30,000             915,000
Transcrypt International, Inc.                                                                     23,000             572,125
Uniphase Corporation                                                                               17,000             703,375
VideoServer, Inc.                                                                                  62,500             992,188
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   15,458,312
-----------------------------------------------------------------------------------------------------------------------------
EDUCATION/TRAINING - 3.6%
Computer Learning Centers, Inc.                                                                    49,550           3,034,938
Education Management Corporation                                                                  137,900           4,274,900
Learning Tree International, Inc.                                                                  15,000             433,125
New Horizons Worldwide, Inc.                                                                       19,300             277,437
Strayer Education, Inc.(1)                                                                         25,000             825,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    8,845,400
-----------------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 3.3%
Aavid Thermal Technologies, Inc.                                                                   45,700           1,096,800
Apex PC Solutions, Inc.                                                                            68,000           1,504,500
Flextronics International, Ltd.                                                                    77,100           2,659,950
Micrel, Inc.                                                                                       69,000           1,932,000
Power Integrations, Inc.                                                                            2,400              22,200
Splash Technology Holdings, Inc.                                                                   43,000             967,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    8,182,950
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 5.7%
Affiliated Managers Group, Inc.                                                                    38,900           1,128,100
Comdisco, Inc.(1)                                                                                  20,000             668,750
Financial Federal Corporation                                                                      83,400           1,970,325
HealthCare Financial Partners, Inc.                                                                25,000             887,500
MBNA Corporation(1)                                                                                98,100           2,679,357
Resource America, Inc., Class A(1)                                                                 20,000             915,000
T. Rowe Price Associates, Inc.(1)                                                                  44,500           2,797,937
The Charles Schwab Corporation(1)                                                                  30,000           1,258,125
Travelers Group, Inc.(1)                                                                           36,000           1,939,500
                                                                                                                   14,244,594


The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS



DECEMBER 31, 1997                                                                                  SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
HARDWARE/SEMICONDUCTOR - 4.2%
Alpha Industries, Inc.                                                                             49,900       $     804,638
Applied Micro Circuits Corporation, Restricted(2),(3)                                              19,048             176,789
Asyst Technologies, Inc.                                                                           27,500             598,125
Concord Communications, Inc.                                                                       16,300             338,225
Galileo Technology, Ltd.                                                                           10,000             288,750
inTEST Corporation                                                                                182,100           1,274,700
KLA- Tencor Corporation                                                                            25,000             965,625
Level One Communications, Inc.                                                                     52,000           1,469,000
PMC-Sierra, Inc.                                                                                   30,000             930,000
Rambus, Inc.                                                                                       10,000             457,500
Semtech Corporation                                                                                29,000           1,134,625
Vitesse Semiconductor Corporation                                                                  38,400           1,449,600
VLSI Technology, Inc.                                                                              25,000             590,625
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   10,478,202
-----------------------------------------------------------------------------------------------------------------------------
HEALTH CARE SERVICES - 4.3%
Concentra Managed Care, Inc.                                                                       20,000             675,000
Coventry Corporation                                                                              175,000           2,668,750
CN Biosciences, Inc.                                                                                8,700             217,500
DAOU Systems, Inc.                                                                                 20,000             625,000
HBO & Company1                                                                                     54,200           2,601,600
Lincare Holdings, Inc.                                                                             46,000           2,622,000
MECON, Inc.                                                                                        43,000             306,375
Universal Health Services, Inc., Class B(1)                                                        21,600           1,088,100
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   10,804,325
-----------------------------------------------------------------------------------------------------------------------------
HOTELS/LODGING - 7.1%
BridgeStreet Accommodations, Inc.                                                                 100,100           1,016,641
CapStar Hotel Company                                                                              40,000           1,372,500
Execustay Corporation                                                                             153,200           1,493,700
Fairfield Communities, Inc.                                                                        57,889           2,554,351
Four Seasons Hotels, Inc.(1)                                                                      101,400           3,206,775
Interstate Hotels Company                                                                          44,000           1,542,750
Intrawest Corporation(1)                                                                           60,000           1,042,500
Silverleaf Resorts, Inc.                                                                          116,900           2,864,050
Suburban Lodges of America, Inc.                                                                   77,100           1,026,394
Trendwest Resorts, Inc.                                                                            43,000             983,625
Vistana, Inc.                                                                                      20,800             478,400
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   17,581,686
-----------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

THE EMERGING GROWTH FUND ANNUAL REPORT

DECEMBER 31, 1997                                                                                  SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES/YEAR 2000 - 11.2%
Aris Corporation                                                                                   75,200       $   1,579,200
Ciber, Inc.                                                                                         8,300             481,400
Computer Horizons Corporation                                                                      45,000           2,025,000
Computer Management Sciences, Inc.                                                                136,250           2,605,781
Compuware Corporation                                                                              34,600           1,107,200
ECsoft Group PLC, ADR(5)                                                                          351,900           6,334,200
Information Management Resources, Inc.                                                            102,800           3,855,000
Intelligroup, Inc.                                                                                128,300           2,453,738
Keane, Inc.                                                                                        28,000           1,137,500
Mastech Corporation                                                                                34,700           1,101,725
Metro Information Services, Inc.                                                                   45,000           1,248,750
Micro Focus Group PLC, ADR(5)                                                                       5,000             201,875
Peritus Software Services, Inc.                                                                    44,000             896,500
PSW Technologies, Inc.                                                                             11,500             166,750
SEEC, Inc.                                                                                         44,100             713,869
Tier Technologies, Inc.                                                                            64,100             689,075
UBICS, Inc.                                                                                        22,400             336,000
Viasoft, Inc.                                                                                      20,000             845,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   27,778,563
-----------------------------------------------------------------------------------------------------------------------------
MEDIA - 7.2%
At Home Corporation, Series A                                                                      10,000             251,250
Emmis Broadcasting Corporation, Class A                                                            66,400           3,029,500
Excite, Inc.                                                                                       65,000           1,950,000
Gemstar International Group, Ltd.                                                                 187,300           4,565,437
Jacor Communications, Inc.                                                                         23,600           1,253,750
Lamar Advertising Company, Class A                                                                 90,100           3,581,475
Outdoor Systems, Inc.                                                                              20,000             767,500
TMP Worldwide, Inc.                                                                                76,700           1,764,100
Yahoo!, Inc.                                                                                       10,000             692,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   17,855,512
-----------------------------------------------------------------------------------------------------------------------------
MEDICAL DEVICES/SUPPLIES - 2.4%
Cytyc Corporation                                                                                  60,000           1,492,500
ResMed, Inc.                                                                                       20,100             565,312
Safeskin Corporation                                                                               30,000           1,702,500
Spine-Tech, Inc.                                                                                   25,300           1,301,369
Wesley Jessen VisionCare, Inc.                                                                     27,000           1,053,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    6,114,681
-----------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.4%
Kendle International, Inc.                                                                         10,000             167,500
McKesson Corporation                                                                                1,700             183,919
Serologicals Corporation                                                                           25,000             650,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,001,419
-----------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


DECEMBER 31, 1997                                                                                  SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
PUBLISHING - 0.1%
The Petersen Companies, Inc.                                                                        8,900      $      204,700
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      204,700
-----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE - 2.5%
CB Commercial Real Estate Services Group, Inc.                                                    109,400           3,521,313
LaSalle Partners, Inc.                                                                             74,000           2,636,250
Trammell Crow Company                                                                               3,500              90,125
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    6,247,688
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 0.0%
Midcom Communications, Inc.                                                                        60,000                 855
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                          855
-----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION SERVICES - 1.7%
Avis Rent A Car, Inc.                                                                              90,300           2,883,956
Travel Services International, Inc.                                                                55,100           1,308,625
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    4,192,581
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 92.3% (Cost: $212,215,023)                                                                  229,932,662
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                      PAR               VALUE
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS
-----------------------------------------------------------------------------------------------------------------------------
Midcom Communications, 8.25%, Due 8/15/03, 144A(1),(3),(4)                                      1,000,000             305,000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS - 0.1% (Cost: $1,000,000)                                                                     305,000

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
GOVERNMENT BONDS
-----------------------------------------------------------------------------------------------------------------------------
United States Treasury STRIP, Due 8/15/20                                                      20,000,000           5,126,240
-----------------------------------------------------------------------------------------------------------------------------
TOTAL GOVERNMENT BONDS - 2.1% (Cost: $4,832,065)                                                                    5,126,240


-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 94.5% (Cost: $218,097,089)                                                                 $  235,363,902
-----------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

THE EMERGING GROWTH FUND ANNUAL REPORT

DECEMBER 31, 1997                                                                                                       VALUE
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
-----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                           $          940
Repurchase Agreement
     State Street Bank & Trust Company, 5.30%, dated 12/31/97,
     due 1/2/98, maturity value $23,338,870 (collateralized by
     $21,900,000 par value U.S. Treasury Note, 7.875%, due 11/15/07)                                               23,332,000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 9.4%                                                                             23,332,940


-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
OTHER LIABILITIES,  NET - (3.9%)                                                                                  (9,636,452)
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                                                      $  249,060,390
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------


(1)  Income-producing security.
(2)  Restricted security. See 4.c. in Notes to Financial Statements.
(3)  Fair-value security. See 1.a. in Notes to Financial Statements.
(4) These securities may be resold in transactions exempt from registration under
     Rule 144A of the Securities Act of 1933, normally to qualified institutional buyers.
(5)  ADR - American Depository Receipt.


The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES




DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $218,097,089)                                                                     $  235,363,902
Cash and cash equivalents                                                                                          23,332,940
Receivable for fund shares subscribed                                                                                 833,967
Dividends/interest receivable                                                                                          56,270
Receivable for investments sold                                                                                         2,893
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                      259,589,972

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                                                                   9,319,134
Payable for fund shares redeemed                                                                                      754,868
Accrued expenses                                                                                                      250,513
Payable to adviser                                                                                                    205,067
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                                  10,529,582

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                               $  249,060,390
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                                   232,064,210
Accumulated net realized loss from investments                                                                      (270,652)
Net unrealized appreciation on investments                                                                         17,266,832
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                               $  249,060,390
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
     Net Asset Value, offering and redemption price per share - Class A Shares                                 $        18.71
     (Net assets of $248,730,487 applicable to 13,292,849 shares                  of beneficial interest
     outstanding with no par value)
-----------------------------------------------------------------------------------------------------------------------------
     Net Asset Value, offering and redemption price per share - Class C Shares                                 $        18.47
     (Net assets of $329,903 applicable to 17,861 shares of beneficial interest outstanding with no par value)(1)
-----------------------------------------------------------------------------------------------------------------------------


(1) Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge


The accompanying notes are an integral part of these financial statements.

THE EMERGING GROWTH FUND ANNUAL REPORT

STATEMENT OF OPERATIONS



FOR THE YEAR ENDED DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Interest
                                                                                                               $    1,691,196
Dividends (net of foreign tax withheld of $565)                                                                       174,874
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                             1,866,070

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                                            2,277,624
Distribution fees - Class A Shares                                                                                    569,136
Transfer agent fees                                                                                                   227,003
Custodian fees                                                                                                        145,742
Shareholder reports                                                                                                    83,950
Professional fees                                                                                                      52,939
Registration and filing fees                                                                                           23,725
Trustees' fees and expenses                                                                                            22,265
Insurance                                                                                                               2,592
Distribution fees - Class C Shares                                                                                        811
Shareholder servicing fees - Class C Shares                                                                               270
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                                                      3,406,057

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                               (1,539,987)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain from investments                                                                                51,023,420
Net change in unrealized depreciation on investments                                                             (10,596,391)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND UNREALIZED DEPRECIATION ON INVESTMENTS                                                 40,427,029

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                           $   38,887,042
-----------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS



                                                                                                  FOR THE             FOR THE
                                                                                               YEAR ENDED          YEAR ENDED
                                                                                        DECEMBER 31, 1997   DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                        $  (1,539,987)      $  (1,502,797)
Net realized gain from investments                                                             51,023,420          22,243,747
Net change in unrealized depreciation/appreciation on investments                            (10,596,391)           9,164,670
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           38,887,042          29,905,620

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                                                  -                   -
Net investment income - Class C Shares(1)                                                                 -                   -
Realized gains on investments - Class A Shares                                               (54,805,265)        (28,398,700)
Realized gains on investments - Class C Shares(1)                                                (65,666)                   -
TOTAL DISTRIBUTIONS                                                                          (54,870,931)        (28,398,700)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions                           54,639,897          41,168,975
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                                   38,656,008          42,675,895
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                           210,404,382         167,728,487
End of period                                                                              $  249,060,390      $  210,404,382
-----------------------------------------------------------------------------------------------------------------------------


(1)  Class C shares were first issued on May 8, 1997.


The accompanying notes are an integral part of these financial statements.

THE EMERGING GROWTH FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS - CLASS A SHARES



                                                                      FOR THE                                              FOR THE
                                   FOR THE           FOR THE      NINE MONTHS           FOR THE          FOR THE      THREE MONTHS
FOR A SHARE OUTSTANDING         YEAR ENDED        YEAR ENDED            ENDED        YEAR ENDED       YEAR ENDED             ENDED
THROUGHOUT EACH PERIOD:           12/31/97          12/31/96        12/31/951           3/31/95          3/31/94        3/31/93(1)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
beginning of period              $   20.07           $ 19.21          $ 18.36           $ 18.37          $ 14.71           $ 16.77

----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                 (0.14)            (0.17)           (0.15)            (0.17)           (0.40)            (0.02)
NET REALIZED GAIN/(LOSS)
AND UNREALIZED APPRECIATION/
(depreciation) on investments         3.80              4.23             2.58              2.26             4.06            (2.04)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)
IN NET ASSETS
RESULTING FROM OPERATIONS             3.66              4.06             2.43              2.09             3.66            (2.06)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM NET
INVESTMENT INCOME                        -                 -                -                 -                -                 -
DISTRIBUTIONS FROM REALIZED
gain on investments                 (5.02)            (3.20)           (1.58)            (2.10)               -                 -
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $   18.71           $ 20.07          $ 19.21           $ 18.36          $ 18.37           $ 14.71
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                        18.54%            21.53%           13.50%            12.01%           24.88%          (12.28)%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of
     period (000s)               $ 248,730         $ 210,404        $ 167,728         $ 182,275        $ 168,192         $ 228,893
Ratio of Expenses to
     Average Net Assets              1.50%             1.60%            1.64%             1.56%            1.60%             1.54%
Ratio of Net Investment Loss
     to Average Net Assets         (0.68)%           (0.83)%          (0.99)%           (0.96)%          (1.27)%           (0.61)%
Portfolio Turnover Rate               462%              270%             147%              280%             274%               43%
Average Commission Per Share(2)  $  0.0567         $  0.0587                -                 -                -                 -
----------------------------------------------------------------------------------------------------------------------------------


(1) Ratios, except for total return and portfolio turnover rate, have been annualized.

(2) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principal basis, if any.

     Per-share data with respect to Class A shares for each of the periods has been determined by using the average number of Class A shares outstanding throughout each period. Distributions reflect actual per-share amounts distributed for the periods.


The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

FINANCIAL HIGHLIGHTS - CLASS C SHARES



                                                                                                                      FOR THE
FOR A SHARE OUTSTANDING                                                                                          PERIOD ENDED
THROUGHOUT THE PERIOD:                                                                                            12/31/97(1)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                           $        18.86
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                    (0.23)
Net realized gain and unrealized appreciation on investments                                                             4.86
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                     4.63

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                                                                  -
Distributions from realized gain on investments                                                                         (5.02)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                 $        18.47
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                                           24.80%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                                                               $          330
RATIO OF EXPENSES TO AVERAGE NET ASSETS                                                                                 2.25%
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS                                                                    (1.81)%
PORTFOLIO TURNOVER RATE                                                                                                  462%
Average Commission Per Share(2)                                                                                  $       0.0567
----------------------------------------------------------------------------------------------------------------------------------


(1)  Class C Shares were first issued on May 8, 1997.

(2) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principal basis, if any.

     Ratios, except for total return and portfolio turnover rate, have been annualized. Total returns do not include the 1% contingent deferred sales charge.

     Per-share data with respect to Class C shares has been determined by using the average number of Class C shares outstanding throughout the period. Distributions reflect actual per-share amounts distributed for the period.


The accompanying notes are an integral part of these financial statements.

THE EMERGING GROWTH FUND ANNUAL REPORT

Notes to Financial Statements


The Robertson Stephens Emerging Growth Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on November 30, 1987. The Trust offers twelve series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age FundTM, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, The Robertson Stephens MicroCap Fund, and The Robertson Stephens Global Value Fund. The assets for each series are segregated and accounted for separately.

The Trustees have authorized the issuance of two classes of shares of beneficial interest of the Fund, designated as Class A and C, respectively. The shares of each class represent an interest in the same portfolio of investments of the Fund. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class may bear expenses unique to that class (including, but not limited to, distribution expenses applicable to such class). Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund was liquidated. In addition, the Board of Trustees declares separate distributions on each class of shares. Each class votes as a class only with respect to its own distribution plan or other matters for which a class vote is required by law or determined by the Board of Trustees. Class C shares were first sold by the fund on May 8, 1997. Class C shares are subject to a 1% contingent deferred sales charge if those shares are redeemed within one year of purchase.

NOTE 1    SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. At December 31, 1997, 99.8% of the Fund's long positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event that could have a significant impact on the value of the security. At December 31, 1997, approximately 0.2% of the Fund's long positions were valued using these guidelines and procedures.

As its normal course of business, the Fund has invested a significant portion of its assets in companies within a number of industries in the technology sector. Accordingly, the performance of the Fund may be subject to greater risk of market fluctuation than that of a Fund invested in a wider spectrum of market or industrial sectors.

b. REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repur-

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

chase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c. FEDERAL INCOME TAXES:

The Fund intends to comply with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax will be made.

d. SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

e. INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued and recorded daily.

f. EXPENSES:

Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot de directly attributed to a specific fund are apportioned between the funds in the Trust.

g. DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences which will reverse in a subsequent period. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

h. CLASS ALLOCATIONS:

Income, common expenses, and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Transfer agent expenses, distribution/shareholder service fees, and any other class specific expenses, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate applicable to each class.

i. CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j. TEMPORARY BORROWINGS:

The Fund and several affiliated funds share in a $15 million, uncommitted revolving credit and/or overdraft protection facility from the Fund's custodian bank for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. The Fund may borrow up to a maximum of 33 percent of its total assets under the agreement.

NOTE 2    CAPITAL SHARES:

a. TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value divided into two classes

THE EMERGING GROWTH FUND ANNUAL REPORT
designated Class A and Class C. Transactions in capital shares for Class A for the year ended December 31, 1997 and for the year ended December 31, 1996, and for Class C for the period from May 8, 1997 (Commencement of Operations) to December 31, 1997, were as follows:

CLASS A

1/1/97 - 12/31/97                                  SHARES              AMOUNT
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Shares sold                                    11,340,197       $ 243,170,855
Shares reinvested                               2,816,925          52,111,833
------------------------------------------------------------------------------
                                               14,157,122         295,282,688

------------------------------------------------------------------------------
------------------------------------------------------------------------------
Shares redeemed                              (11,348,487)       (241,037,504)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net increase                                    2,808,635       $  54,245,184
------------------------------------------------------------------------------


1/1/96 - 12/31/96                                  SHARES              AMOUNT
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Shares sold                                    10,385,165       $ 223,710,716
Shares reinvested                               1,385,610          27,461,885
------------------------------------------------------------------------------
                                               11,770,775         251,172,601

------------------------------------------------------------------------------
------------------------------------------------------------------------------
Shares redeemed                              (10,019,081)       (210,003,626)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net increase                                    1,751,694       $  41,168,975
------------------------------------------------------------------------------

CLASS C

5/8/97* - 12/31/97                                 SHARES              AMOUNT
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Shares sold                                        15,480       $     354,240
Shares reinvested                                  3,450               63,088
------------------------------------------------------------------------------
                                                   18,930             417,328

------------------------------------------------------------------------------
------------------------------------------------------------------------------
Shares redeemed                                   (1,069)            (22,615)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net increase                                       17,861       $     394,713
------------------------------------------------------------------------------

* Class C shares were first issued on May 8, 1997.

NOTE 3    TRANSACTIONS WITH AFFILIATES:

a. ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays RS Investment Management, Inc. ("RSIM, Inc.") an investment advisory fee calculated at an annual rate of 1.00% of the average daily net assets of the Fund. For the year ended December 31, 1997, the Fund incurred investment advisory fees of $2,277,624. For the year ended December 31, 1997, there was no expected reimbursement of advisory fees and other expenses.

RSIM, Inc. may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Fund. For the previous two years ended December 31, 1997, the Fund had not received any waivers or reimbursements of operating expenses from RSIM, Inc.

b. COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Trust who are interested persons of the Trust receive no compensation from the Trust. Trustees of the Trust who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $22,265 for the year ended December 31, 1997.

c. DISTRIBUTION FEES:

For the period from January 1, 1997, through September 30, 1997, the Fund entered into agreements with Robertson, Stephens & Company LLC ("RS&Co.") for distribution services with respect to its Class A and Class C shares and adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, where continuance is reviewed annually by the Fund's Board of Trustees. Under these Plans, RS&Co. was compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's Class A and Class C shares. The distribution fees for Class A and Class C shares are calculated at an annual rate of 0.25% and 0.75%, respectively, based on the average daily net assets attributed to each class of shares, although the Class C Plan contemplates payments at a rate of up to 1% of the Fund's average net assets attributable to Class C shares. For the period from January 1, 1997, through September 30, 1997, for Class A, and for the period from May 8, 1997 (Commencement of Operations) through September 30, 1997, for Class C, the Fund paid distribution fees of $401,901 and $256, respectively, to RS&Co. On October 1, 1997,

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

BankAmerica Corporation ("BAC") became the owner of the entire beneficial interest in RSIM, Inc. (See note 5.a. in Notes to the Financial Statements).
As part of that acquisition, BAC also became the owner of the entire beneficial interest in RSIM's affiliate, BancAmerica Robertson Stephens (formerly Robertson Stephens & Company LLC). Pursuant to certain laws and regulations that apply to bank holding companies and their affiliates, a bank holding company-affiliated broker- dealer may not serve as the distributor or principal underwriter of mutual funds. Commencing October 1, 1997, Edgewood Services, Inc., a non-affiliate, has been designated the Fund's new distributor.

d. SHAREHOLDER SERVICING FEE:

The Trust has adopted a Shareholder Servicing Plan for the Class C shares of each fund. Under the Plan, each fund pays fees to BancAmerica Robertson Stephens ("BARS"), at an annual rate of up to 0.25% of the fund's average daily net assets of the Class C shares. The Plan contemplates that financial institutions will enter into shareholder service agreements with BARS to provide administrative support services to their customers who are fund shareholders. In return for providing these support services, a financial institution may receive payments from BARS at a rate not exceeding 0.25% of the average daily net assets of the Class C shares of each fund for which the financial institution is the financial institution of record. For the period from May 8, 1997 (Commencement of Operations) through December 31, 1997, the Fund incurred shareholder servicing fees of $270.

e. BROKERAGE COMMISSIONS:

RSIM, Inc. may direct orders for investment transactions to BARS as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of BARS to provide competitive prices and commission rates. All investment transactions in which BARS acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings of underwritings in BARS has been retained by the issuer. For the year ended December 31, 1997, the Fund paid brokerage commissions of $89,505 to BARS, which represented 10.0% of total commissions paid during this period.

NOTE 4    INVESTMENTS:

a. TAX BASIS OF INVESTMENTS:

At December 31, 1997, the cost of investments purchased for federal income tax purposes was $221,938,080. Accumulated net unrealized appreciation on investments, excluding the foreign currency fluctuation associated with other assets and liabilities, was $13,425,822, consisting of gross unrealized appreciation and depreciation of $29,276,689 and $15,850,867, respectively.

b. INVESTMENT PURCHASES AND SALES:

For the year ended December 31, 1997, the cost of investments purchased and the proceeds from investments sold (excluding short-term investments) were $917,939,119 and $918,009,197, respectively.

c. RESTRICTED SECURITIES:

A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently reregistered and resold, the issuers would bear the expense of all registrations at no cost to the Fund. At December 31, 1997, the Fund held restricted securities with an aggregate value of $176,789, which represented 0.1% of the Fund's net assets. Restricted securities are valued according to the guidelines and procedures adopted by the Fund's Board of Trustees as outlined in Note 1.a., paragraph 2.

                          SHARES           COST          VALUE    ACQUISITION
SECURITY                   (000)          (000)          (000)           DATE
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Applied Micro Circuits
Corporation, Convertible
Preferred Stock, Series 3     19           $ 50           $177        9/14/87
------------------------------------------------------------------------------

NOTE 5    ACQUISITION:

On October 1, 1997, BankAmerica Corporation completed its acquisition of Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc. Pursuant to that acquisition, BankAmerica Corporation became the owner of the entire beneficial interest in RSIM, Inc.

THE EMERGING GROWTH FUND  ANNUAL REPORT

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Robertson Stephens Emerging Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Emerging Growth Fund (the "Fund") at December 31, 1997, and the results of its operations and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997, by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
San Francisco, California
February 7, 1998


Administration

OFFICERS AND TRUSTEES
Andrew P. Pilara, Jr., Trustee
     President

Leonard B. Auerbach, Trustee
     President and Chairman of Auerbach Associates, Inc.

John W. Glynn, Jr., Trustee
     Principal and Chairman of Glynn Capital Management

James K. Peterson, Trustee
     Former Director of the IBM Retirement Funds

Terry R. Otton
     Chief Financial Officer

Dana K. Welch
     Secretary

INVESTMENT ADVISER
RS Investment Management, Inc.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Edgewood Services, Inc.
Clearing Operations
P.O. Box 897
Pittsburgh, PA 15230-0897

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Emerging Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 13, 1998

THE ROBERTSON STEPHENS MUTUAL FUNDS

VALUE

THE PARTNERS FUND
A SMALL-CAP FUND USING A CASH FLOW VALUE METHODOLOGY
Managed by Andrew Pilara.

GROWTH & INCOME
THE GROWTH & INCOME FUND
SEEKING GROWTH WHILE ATTEMPTING TO MODERATE RISK
Managed by John Wallace.

GROWTH

THE DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL- AND MID-CAP COMPANIES
Managed by John Wallace and John Seabern.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED COMPANIES Managed by Jim Callinan.

THE INFORMATION AGE FUND-TM-
TARGETING INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR
Managed by Ron Elijah and Rod Berry.

THE MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET CAPS OF LESS THAN $250 MILLION
Managed by Dave Evans and Rainerio Reyes.

THE VALUE + GROWTH FUND
A GROWTH FUND FOR THE LONG-TERM INVESTOR
Managed by Ron Elijah.

GLOBAL

THE CONTRARIAN FUND-TM-
A GLOBAL HEDGE FUND
Managed by Paul Stephens.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES
Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON HARD ASSET COMPANIES
Managed by Andrew Pilara.

THE GLOBAL VALUE FUND
SEEKING UNDERVALUED INVESTMENTS WORLDWIDE
Managed by Andrew Pilara.

INTERNATIONAL

THE DEVELOPING COUNTRIES FUND
LOOKING FOR GROWING COMPANIES IN EMERGING MARKETS
Managed by Michael Hoffman.


Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL ENTITY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANK OF AMERICA OR ANY OF ITS AFFILIATES; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

Design: Broom & Broom, Inc., San Francisco
Photography: Anne Hamersky, Jerry Orabona, Bill Zemanek

ROBERTSON STEPHENS FUNDS

BRINGING THE FUND MANAGER TO YOU

555 California Street, Suite 2600
San Francisco, California 94104

Fund News & Information

Robertson Stephens Investor Services
-    Knowledgeable mutual fund representatives.

-    Automated access to daily net asset values.

-    Portfolio Manager Hotline, 24 hours a day.

l-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

FUNDS@RSCO.COM

ROBERTSON STEPHENS
ON THE WEB

HTTP://WWW.RSIM.COM

ROBERTSON STEPHENS
ACCOUNTLINK

-    Automated account information, 24 hours a day.

l-800-624-8025

FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as EmGr under the heading Robertson Stephens. Its computer quotation symbol is RSEGX.

The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.